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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 6, 2004

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 757-8101

NOT APPLICABLE
(Former name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        As indicated in the May 6, 2004 press release of Apartment Investment and Management Company ("Aimco") regarding first quarter 2004 earnings, Aimco has modified the presentation of its Consolidated Statements of Income beginning with the first quarter 2004. These changes do not affect the accounting treatment of amounts reported, only their classification within the income statement. In order to assist investors, analysts and others in understanding Aimco using this new income statement presentation, income statements for each quarter of 2003, are being provided in the new presentation format.

        The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Income statements for each quarter of 2003 presented in the presentation format implemented in first quarter 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        Dated: May 6, 2004

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
By:	/s/ PAUL J. MCAULIFFE Paul J. McAuliffe Executive Vice President and Chief Financial Officer

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  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURE